UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)	Identification No.)
16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common shares, par value $0.10	TAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

TransAtlantic Petroleum Ltd. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”) on June 4, 2019 to (i) elect six directors to the board of directors, each to serve for a term of one year or until their respective successors are elected and qualified (“Proposal 1”), (ii) appoint RBSM LLP (“RBSM”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019 and to authorize the Company’s audit committee to determine their remuneration (“Proposal 2”), and (iii) approve the TransAtlantic Petroleum Ltd. 2019 Long-Term Incentive Plan (“Proposal 3”). For more information about the foregoing proposals, see the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2019 (the “Proxy Statement”).

The table below shows the final results of the voting at the Annual Meeting:

	For	Against	Abstain	Broker Non-Votes
Proposal 1
N. Malone Mitchell 3rd	25,206,411	1,149,953	13,492	11,953,991
Bob G. Alexander	25,240,769	1,115,569	13,518	11,953,991
Charles J. Campise	25,240,960	1,115,294	13,602	11,953,991
H. Lee Muncy	25,361,131	995,203	13,522	11,953,991
Gregory K. Renwick	24,807,026	1,549,188	13,642	11,953,991
Mel G. Riggs	24,194,647	1,759,427	13,842	11,953,991

Proposal 2	37,986,044	227,446	110,357	0

Proposal 3	24,398,161	1,937,369	34,326	11,953,991

Item 7.01Regulation FD Disclosure.

On June 5, 2019, the Company issued a press release announcing the final results of the voting at the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated June 5, 2019, issued by TransAtlantic Petroleum Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 5, 2019

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Tabitha Bailey
Tabitha Bailey
Vice President, General Counsel, and Corporate Secretary